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FORWARD LOOKING STATEMENTS
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Certain matters discussed in this communication that are not historical or current facts constitute forward-looking statements that deal with potential future circumstances and developments. Forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in these forward-looking statements. Such risks and uncertainties include the economic conditions in Ceridian's markets, competitive conditions, customer acceptance of Ceridian's services, and those additional factors that are identified and discussed from time to time in Ceridian's filings with the Securities and Exchange Commission (the "SEC"), including those factors discussed in Part I, Item 1A, "Risk Factors" of Ceridian's Annual Report on Form 10-K for the year ended December 31, 2006. These communications speak only as of their respective dates, and Ceridian disclaims any duty to update the information herein.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with its 2007 Annual Meeting, Ceridian will be filing a proxy statement, White Proxy Card and other materials with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CERIDIAN AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may contact MacKenzie Partners, Inc., the company's proxy advisor, for the 2007 Annual Meeting, at 800-322-2885 or by email at ceridianproxy@mackenziepartners.com. Investors may also obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning Ceridian at the SEC's website at http://www.sec.gov. Free copies of Ceridian's SEC filings are also available on Ceridian's website at http://www.ceridian.com. These materials and other documents may also be obtained for free from: Ceridian Corporation, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Investor Relations.

PARTICIPANTS IN THE SOLICITATION
Ceridian and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ceridian's stockholders with respect to the matters to be considered at Ceridian's 2007 Annual Meeting. Information regarding the officers and directors of Ceridian is included in its definitive proxy statement for its 2006 Annual Meeting filed with the SEC on March 27, 2006, and on Ceridian's website at http://www.ceridian.com. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Ceridian's 2007 Annual Meeting.

[Ceridian Letterhead]

May 3, 2007

Roy J. Katzovicz
Pershing Square Capital Management, L.P.
888 Seventh Avenue, 29th Floor
New York, NY 10019

Dear Mr. Katzovicz:

This will respond to your letter of May 2, 2007, relating to the date of Ceridian's 2007 annual meeting. The transcript of Tuesday's earnings call makes clear that Ms. Marinello's response refers to the timing of Ceridian's announcement of an annual meeting date. The date has not yet been set pending the outcome of our previously announced strategic review process, and will be announced as soon as it is set. We do not believe there is any misimpression in this regard.

Very truly yours,

/s/ Gary M. Nelson
Gary Nelson

Gary M. Nelson
Executive Vice President, Chief
Administrative Officer, General Counsel
and Corporate Secretary

cc:    Steven A. Rosenblum, Wachtell, Lipton, Rosen & Katz
        Stephen R. DiPrima, Wachtell, Lipton, Rosen & Katz
        Alan J. Sinsheimer, Sullivan & Cromwell LLP
        Janet T. Geldzahler, Sullivan & Cromwell LLP

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

C O R P O R A T E   P A R T I C I P A N T S

Craig Manson
Ceridian Corporation - VP of IR

Kathryn Marinello
Ceridian Corporation - President, CEO

Greg Macfarlane
Ceridian Corporation - EVP, CFO

C O N F E R E N C E   C A L L   P A R T I C I P A N T S

Adam Frisch
UBS - Analyst

Tien-tsin Huang
JPMorgan Chase & Co. - Analyst

James Kissane
Bear, Stearns & Co., Inc. - Analyst

Pat Burton
Citigroup - Analyst

Elizabeth Grausam
Goldman Sachs - Analyst

Greg Smith
Merrill Lynch - Analyst

Charlie Murphy
Morgan Stanley - Analyst

P R E S E N T A T I O N

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Operator

Good morning, my name is Deshanda and I will be your conference operator today. At this time I would like it welcome everyone to the Ceridian Corporation first-quarter earnings conference call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks, there will be a question-and-answer session. (OPERATOR INSTRUCTIONS) Thank you.

Craig Manson, Vice President of Investor Relations, you may begin.

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Craig Manson - Ceridian Corporation - VP of IR

Thank you very much, Operator, and good morning. This is Craig Manson, the Vice President of Investor Relations for Ceridian. I'd like to welcome you to the Ceridian Corporation first-quarter 2007 earnings conference call. Participating on today's call is Kathryn Marinello, our President and CEO, and Greg Macfarlane, our EVP and CFO. Before we begin today's discussion, I'd like to read the following Safe Harbor statement. The presentation and the comments on this call contain statements that are not historical in nature, and are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions and entail various risks and uncertainties that could cause Ceridian's actual results to differ materially from those expressed in such forward-looking statements.

Important factors known to Ceridian that could cause such material differences are identified and discussed from time to time in filings with the SEC. Including those factors which are discussed in Ceridian's 2006 annual report on Form 10K. Ceridian undertakes no obligation to correct or update any forward-looking statements whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure Ceridian makes on related subjects and future reports to the SEC. And with that, I will turn the call over to Kathy Marinello.

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May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

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Kathryn Marinello - Ceridian Corporation - President, CEO

Good morning. And thank you for joining us on the call. I've been on board as CEO at Ceridian and were for nearly six months now. I'm pleased to report that over time I've become more and more confident and excited about the future of this company. The earnings report we released today was the third one we've had since I started. And each one of them has been positive. My objective is to make sure that this strength of three positive releases becomes a habit and hopefully a multiyear trend. I think the team we put together can make this happen.

Ceridian's earnings for the first quarter were very good. Despite some distractions and unusual costs, we were able to meet our earnings plan and our cash flow was solid. Profit margins in our HRS business were in double digits and showed significant improvement year-over-year. And Comdata posted its fourth straight quarter of double digit topline growth. Customer attention in the HRS business improved sequentially and was better than planned and the growth initiatives at Comdata continues to gain traction. We still have a lot of work to get done and some challenges, but the year is off to a good start.

Greg Macfarlane, our new CFO, will share the details with the details of the earnings report with you in a few minutes. Before I introduce him to you and ask him to do that I'd like to focus my comments this morning on some of the specific initiatives we've got underway to improve the U.S. HRS business for our customers, employees and shareholders. Our objective for HRS is to grow the business while expanding the margins to industry standard levels. I am confident that this can be done. Our competitors do it, and we have an operation in Canada at growth in double digits with margins that are already in the 20% range. We will leverage their knowledge to help us do the same thing in the U.S.

I won't get into great detail with you today, but I want to share with you a broad five-point operational plan that is underway which we will -- we believe will improve our operation and better serve our customers in the HRS business. The first, streamline and improve our information technology infrastructure and processees. Ceridian HRS spent over $150 million in this area. We have already made substantial progress. Spending in 2007 will be lower than it was in 2006. And we will become more efficient. We're in the process of sunsetting a significant number of old platforms, and we're focusing on what I call only a significant few development projects at a time to ensure that the organization is held accountable and development efforts are done right. Our CIO is Perry Cliburn. He has extensive experience from his years at Hewitt and First Data and he's leading this effort. Over the next few years, we expect 200 to 300 basis points of margin improvement to come from efficiencies gained in this area.

Second, we'll improve our sales productivity. For now I'm taking the lead on this effort. We spend over $150 million per year in HRS sales and marketing. It's clear that this level of spending has not driven enough value for the company over the years. We've revamp our sales force, and we're in the process of expanding it and I'm encouraged by the progress we've made so far. We've also hired some key people that are focused on driving topline growth. We've just hired Vinnie [Matolla] to run our small business payroll operation. Vinnie has a deep sales and operational background that includes experience at Citibank, MasterCard and GE. His mission is to take advantage of this huge opportunity we have in the market for small-business HR payroll. In addition, we hired Greg [Hajj] from Monster.com to manage our account executive program. Greg's team will drive top line growth through better retention and greater sales to existing customers.

The third, streamline and improve our customer service and implementation processees. The objective here is simple. We will reduce the time it takes to answer our customers' phone calls and we will have the answer to their question when they call. If we're making progress here, it will show up first in our higher customer sat scores and later is in customer retention levels. On the implementation side, we have 400 people employed doing implementations and we spend about $40 million a year doing them. Our objective is to cut the time in half that it takes to install a new customer. The benefits of doing so are obvious. Our installers can install twice as much business. The customers are happier, and our revenue stream starts sooner. Mike Shea who has 16 years' experience at GE doing exactly this type of work is heading up this effort for us.

The fourth, streamline and improve our organization, employ a talented, motivated workforce. We're already in the process of delayering the organization. We will flatten the organization to make it more efficient and bring employees closer to the customer. Part of the savings we get from this effort will be redeployed into hiring additional customer-facing employees. We're implementing a pay per performance culture. Top performers will be rewarded and all employees will be evaluated and know where they stand. These efforts will result in significant cost savings and efficiency gains. Kairus Tarapore, who heads HR and has extensive experience at GE and [WebPro] is leading these actions.

The fifth, finance initiatives. Pursue significant cost reductions and explore opportunities to increase profits through tax strategies and more efficient capital structures. We're looking at a number of significant cost-saving opportunities including offshoring, facilities consolidation, vendor contracts and indirect spending levels. I believe there's quite a bit of low-hanging fruit we can go after in these areas. Greg Macfarlane, our CFO, will lead these initiatives for us. As we execute on our plans in the five broad areas I just laid out, our margins in HRS will continue to

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May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

improve. The expense initiatives I just talked about could alone result in cost reductions of $100 million to $150 million over the next three to five years. Before turning the call to Greg for the latest on our earnings, I'd like to note the company's strategic alternatives review process.

As those of you who have followed us closely know, our board is currently working with Greenhill & Co. to review a broad range of strategic alternatives to further enhance shareholder value. The board is working diligently with Greenhill to complete its review as quickly as appropriate. However, we do not intend to provide further details while this review is in process. Accordingly, we ask that you focus your questions and comments today on our earnings and the company's performance. With that, I'll turn it over to Greg for his comments on the quarterly results.

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Thank you, Kathy, and good morning, everybody. I'd like to spend sometime talking about the results for the quarter, and our outlook for the remainder of the 2007 time period. First quarter performance was very good in almost every respect. Revenue, margins, particularly in HRS, cash flow and total earnings were all favorable to plan. Reported earnings per diluted share were $0.28 which also compared favorably with our plan. There were three unusual items totaling $11.8 million in pretax expenses or $0.05 per share which was included in the reported $0.28 in 1Q EPS. The first item were cost related to the company's evaluation of strategic alternatives and proxy-related expenses. These expenses totaled $4.7 million pretax for the quarter.

Second were costs related to the departures of our former CEO and CFO, these costs totaled $4.1 million pretax. Third were costs related to two lease terminations, most of which was related to the sublease of some expenses, vacant space in mid-town Manhattan. This cost was $3 million pretax. So again, these three items in total impacted on a pretax basis $11.8 million for the quarter or $0.05 per share. From an operational standpoint, the year-over-year improvement in diluted EPS was driven primarily by margin expansion in the HRS business. We also got $0.01 of improvement from our share repurchases made in 2006.

Total first quarter revenue for the company was $405.8 million which was up 5% year-over-year from first quarter of 2006 and compared favorably to our plan. Comdata's revenue again grew up in double digits up 12.5% to $117.4 million. Comdata's growth was again driven by an impressive in the retail services segment which grew organically by over 20% year-over-year. HRS revenue came in at $288.4 million which was up 3% over last year and a bit better than our plan. Cash flow from operations for the quarter was strong at $57 million, and capital expenditures came in about where we expected at $16.1 million. The strong cash flow performance along with stock option exercises drove an increase of $83 million in our cash balance from the end of last year. We also paid down debt modestly by $8 million during the quarter to have a total of $92 million outstanding. Option exercises totaled 2.7 million shares and generated cash proceeds of $48.5 million in the quarter.

Now let me talk more about HRS business in detail. Again, total HRS revenue was up 3% to $288.4 million. International growth was particularly strong with our Canadian operation growing at double digits, as well as growth in the U.K. with the respectable mid-single digit growing rate. The core U.S. HR payroll business grew in the high single digits, but overall growth was tempered by a flat performance in the benefits business, partly due to deferrals and year-over-year contractions in the LifeWorks DOD business. The divestiture of our retired --retirement planning services business in the third quarter of last year, negatively impacted the growth rate by $6 million or 2%. During the quarter, deferred revenue related to the HRS business increased by $4.9 million on the balance sheet, which tempered the year-over-year reported growth in the HRS business.

Importantly, corresponding deferred costs grew by only $1.7 million during the quarter which means the $3.2 million of EBITD was deferred this quarter. We now have $64 million of deferred HRS business on the balance sheet. Since the first quarter of last year, deferred HRS revenue on the balance sheet has grown by $26 million. We expect this balance to continue to grow as the business grows and in total we have $42.6 million of deferred EBITD. Overall order growth in HRS for the quarter was down just (inaudible) 10% on a year-over-year basis. Orders in the Canada and U.K. were very strong partially offsetting a decrease in the U.S. In the U.S., two large orders slipped into the second quarter so excluding that dynamic orders in the U.S. were flat year-over-year. As we indicated in our last earnings call, part of the reason that orders were soft in the U.S. is that we're still in the process of upgrading and expanding our sales force. The good news is that the productivity of our salespeople has improved steadily throughout the quarter and we expect order levels to accelerate in the U.S. as the salespeople continue to mature through the rest of 2007.

Retention for the quarter in HRS was better than plan and came in above 90%. The improvement was partially driven by our customer account executives who were redirected late last year from sales to service roles and given additional incentives to improve customer service and retention. Flow balances $3.75 billion in the first quarter, up 8.8% over last year. Growth in Canada was particularly strong. The U.S. balance grew in the mid-single digits despite the negative impact of lower state unemployment tax rates. Yield was up 39 basis points to 4.8% . Higher interest rates contributed about $3.6 million to the top and bottom line performance of the HRS business in the quarter. The impact of higher rates

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May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

is greatest during the first quarter of the year, because balances are seasonally at their highest. First quarter operating margins in the HRS business were 10.5%, margins were up 280 basis points over the first quarter of last year, despite the unusual items during the quarter that dampened margins by $9.2 million or over 300 basis points.

Economic factors, meaning interest rates and employment levels accounted for 150 basis points of improvement. The rest of the improvement came from continuing progress on process improvement and caution initiatives underway in the business. The initiatives that had the most impact on margins this quarter were: headcount, data center and other consolidation efforts in the U.S. payroll HR business, reductions and shared services costs, and a reduction of legacy pension costs.

Now I'd like to make a few comments about Comdata's results for the quarter. Comdata had another excellent quarter. Revenue was up 12.5% and operating margins were 26.9% . The price of fuel had very little impact on topline growth this quarter. Unusual charges related to the company's evaluation of strategic alternatives, proxy-related expenses and executive departures allocated to Comdata were $2.6 million, a loss on derivatives negatively impacted Comdata's EBITD by another $1.6 million during the quarter. Together these items negatively impacted Comdata operating profit in the first quarter by $4.2 million or 350 basis points. Excluding these unusual items and as the derivative locks, Comdata's margins were close to plan, but down 240 basis points from a difficult comparison period with 1Q of 2006.

The major factors behind the planned lower year-over-year margins were the loss of a relatively high margin, SmartCard-based electronic benefits contract, where we act as a subcontractor to a large bank. Also seasonal pressure on margins related the mall giftcard program management business acquired in the fourth quarter of 2006, a higher year-over-year mix of lower margin card sales and store value systems and additional IT investments. The outlook for Comdata margins for the year remains in the low 30% which is unchanged from the annual guidance we provided last year.

Overall growth in transportation segment was in the mid-single digits and over-the-road trucking transactions were up 4% in the quarter. Growth in business fleet services which is what we used to call local fueling and the Comdata card which we used to call BusinessLink drove the topline growth and both these areas grew well over 20%. Retail services revenue grew organically by over 20% for the quarter, despite pressure from the loss of the electronic benefits transfer subcontract that I mentioned earlier. Growth was higher processing volumes and substantial growth in card revenue. Both card and processing revenue showed strong double-digit growth. Major new customer signings on the retail services side of the business this quarter included: eBay and station casinos for the giftcard and select staffing and free communications for pay cards.

As I mentioned earlier, the impact of derivative instruments on Comdata's results for the quarter was a loss of $1.6 million. The impact of this loss should reverse itself over the remainder of the year. In total we have about 38% of Comdata's diesel fuel exposure for 2007 covered by derivatives at a price of $2.65 per gallon. As a comparison, last year we hedged about 80% of Comdata's diesel fuel exposure at $2.55 per gallon.

Now, let me turn to 2007 guidance. Earnings per diluted share for 2007 are expected to be in between $1.20 and $1.30 per diluted share including the one time cost of about $0.05 per diluted share that occurred during the first quarter. This guidance does not include the impact of any future costs related to the company's evaluation of strategic alternative and proxy-related expenses that could be incurred in future quarters. As you know, we no longer give quarterly guidance, however, I would like to point out that seasonally our business tends to post its highest earnings in the fourth quarter, due to elevated year-end activity and W-2 processing in the HR business. Q1 is our second strongest quarter, driven by higher interest income on seasonally high flow balances. Earnings in Q2 and Q3 are normally seasonally lower than the other two quarters and we expect that to be the case again this year.

Revenue guidance is unchanged. 2000 total revenue is expected to grow 5% to 9% to range of $1.65 billion to $1.7 billion. HRS revenue for the year is expected to grow in the mid-single digits on a percentage basis and Comdata revenue is expected to grow in the low double digits on a percentage basis. HRS segment margins are expected to improve by approximately 150 basis points over 2006, including the one-time cost incurred in the first quarter. Comdata segment margins are expected to remain in the low 30% on a percentage basis including the one-time cost incurred in the first quarter. So with that, I'll turn the call back to Kathy.

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Kathryn Marinello - Ceridian Corporation - President, CEO

Before I open the call to your questions, I want to again please remind you that the purpose of today's conference call is to discuss our first-quarter results. So I'd appreciate that your questions be limited to our results. Operator, now I'll turn it back over to you for any questions.

Q U E S T I O N   A N D   A N S W E R

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May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

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Operator

(OPERATOR INSTRUCTIONS) We'll pause for just a moment to compile the Q&A roster. Your first question comes from Adam Frisch.

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Adam Frisch - UBS - Analyst

Thanks, good morning. Kathryn, you laid out a lot of initiatives that are expected to yield results over the next two to three years, that was the time frame that you offered, but given we're not really familiar with a lot of the new management team, I think we want to see more near-term milestones to measure your success and more specifically within HRS. So can you provide that for growth and margins. Obviously you laid it out for '07, but also into '08 to give us a better idea of how we can measure the success you're having.

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Kathryn Marinello - Ceridian Corporation - President, CEO

I think that that's when measure is financial, we announced today on this earnings call which we're putting up the results and these actions are having an impact. On a go-forward basis, we've given guidance for 200 basis points this year. We have every expectation that we'll deliver on that and we see a consistent track record year after year at those same levels of margining improvement and I guess the best way for to track all we're going to do it and what's coming up is exactly was we've posted up this quarter.

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Adam Frisch - UBS - Analyst

Okay. What do you think is the attainable margin for HRS and how long does it take to get there?

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Kathryn Marinello - Ceridian Corporation - President, CEO

I -- I do believe that there's no reason why we can't get up to competitive industry standards. As I've guided, we do think we will take time. I've guided three to five years. We'd love it sooner than later, but it is three to five years. It takes a while for margins to go down, it will take a while for them to go up, but again we'll deliver consistent steady progress on the margins.

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Adam Frisch - UBS - Analyst

Okay. And then two housekeeping items. When is the next share -- shareholder meeting going to take place and when are you and the rest of the management team are going to be more accessible to the street?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Well, we have been accessible to the street. I think there is a time just before we have our earnings results that we go a little quiet, but I have been out meeting with shareholders and have been taking calls, as have Craig. So we hope to continue that. At the same time, we do not have a date for the shareholder meeting yet, and as soon as we know, we will announce, and we will announce within the required time frames.

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Adam Frisch - UBS - Analyst

When would be the latest that you could hold a shareholder meeting?

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Kathryn Marinello - Ceridian Corporation - President, CEO

I believe there is about a 13 month -- or time frame that you need to announce, and we'll make that time frame from the last shareholder meeting.

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May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

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Adam Frisch - UBS - Analyst

So it should be by the end of June of '07.

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Kathryn Marinello - Ceridian Corporation - President, CEO

If that's the 13 months, yes.

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Adam Frisch - UBS - Analyst

Okay, thank you.

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Kathryn Marinello - Ceridian Corporation - President, CEO

Thank you.

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Operator

Your next question comes from Tien-tsin Huang.

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Tien-tsin Huang - JPMorgan Chase & Co. - Analyst

Thanks. I guess it's a question about order growth. Thanks for the detail there. Can you actually speak to the quality of the new orders? I'm trying to get a better sense of the margin profile, the deals that you're signing today versus maybe last year?

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Kathryn Marinello - Ceridian Corporation - President, CEO

We again to -- we again see that this year and last year that we are able to sign profitable business and margin business that'll drive us to industry competitive averages. So, we don't see any change in pricing or margins from an HRO perspective, actually, we see a strengthening in the contracts and the pricing we're signing, so pricing has not presented an issue.

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Tien-tsin Huang - JPMorgan Chase & Co. - Analyst

Okay, great. And then would you mind providing us with the one-time charges again for each of the segments. Trying to back up in the segments margins, ex the charges?

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Yes.

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Tien-tsin Huang - JPMorgan Chase & Co. - Analyst

Thank you.

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

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May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

I'm looking at those here right now. The HRS business was impacted by $3.3 million for the proxy costs, $2.9 million for severance and $3 million for lease charges for a total of $9.2 million. Comdata was impact by $1.4 million for proxy costs and effectively$1.2 for severance type costs, $4.2 million or so -- I'm sorry, $2.6 million in total.

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Tien-tsin Huang - JPMorgan Chase & Co. - Analyst

Great. Got it. Thanks. And then can you just remind us your current hedging strategy for fuel again, do you plan on increasing the fuel hedge coverage, I guess, in the coming quarters?

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Yes. Our strategy for using derivatives for hedging fuel exposure is really just control sort of within your variance to plan. The decision for now has been hedged at 30% of the total exposure, and we'll continue to evaluate on a month by month basis what our views are, but we've put those hedges in place now, we've got a quarter under our belt, and we'll continue, as I said, to reevaluate through the year.

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Craig Manson - Ceridian Corporation - VP of IR

Tien, this is Greg Manson. One other -- one other thing you might want to add back to the Comdata's margins are the $1.6 million of derivative loss, the actual cash payout in the quarter was minimal for the quarter for that item.

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Tien-tsin Huang - JPMorgan Chase & Co. - Analyst

Got you. That's helpful, Craig. One more question on the buyback, did you disclose any buybacks in the quarter and what are your expectations for buybacks?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Once we started the strategic initiatives process, we're precluded from stock repurchases.

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Okay, thank you.

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Operator

Your next question comes from Jim Kissane.

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James Kissane - Bear, Stearns & Co., Inc. - Analyst

Thanks. I'm curious why you allocated the very unusual costs to the business units in this quarter and if you can just tell us if all those costs were allocated to SG&A on the P&L?

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Yes. Good morning, how are you? We -- the practice of the business had been to allocate that kind of following the philosophy of looking at businesses as a stand-alone unit. In this case it was allocated in our percentage of revenue basis, or, for example, with the lease charges to the specific business, that was responsible for the property. And, I'm sorry, the second part of your question was --

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James Kissane - Bear, Stearns & Co., Inc. - Analyst

FINAL TRANSCRIPT

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

Were all those costs in SG&A in the P&L?

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Yes, they were.

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James Kissane - Bear, Stearns & Co., Inc. - Analyst

And, Kathryn, you said that the implementations just take too long and they cost too much. What's your sense for the reasons behind that?

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Kathryn Marinello - Ceridian Corporation - President, CEO

It's really operational. We just had somebody join on that has a very deep background and implementation in customer management from SGE again. They -- that individual, [Eliza Sairer] is already making an impact around process. So it's basically bringing in a consistent process and approach to how we implement customers, planning up front, executing on our plan and moving that forward. So it's basically just good operating process, putting it in place and consistently.

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James Kissane - Bear, Stearns & Co., Inc. - Analyst

But historically has there been too much customization versus more standardization say at ADP?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Well, I think to quote Perry Cliburn, we have way too much variety in our systems, and it's not customization. I think that was the way we made ourselves feel good about it and it's a great sales tool to say we customize. The great news is over the years, we have a lot of good feature function which our customers applaud us for as well as great people. What we haven't done a good job at is eliminate the variety so it's much easier for employees to know how to do and what to do and then do it consistently. So it's more about when you have multiple systems and platforms to do the same thing, it's tough to figure out what to do and do it consistently. We'll eliminate that. It'll reduce technology costs. It'll reduce implementation time. It'll have an impact on the top line as well as the bottom line.

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James Kissane - Bear, Stearns & Co., Inc. - Analyst

And I guess there's no impact on retention from sunsetting platforms given that retention is above 90%, but I would just assume that you'd see more attrition.

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Kathryn Marinello - Ceridian Corporation - President, CEO

We -- we expect in our Canadian businesses, we have over north of 95% in retention as well as many of our other businesses, so we want to move our retention levels up to competitive industry standards and the other in the payroll business specifically, and we do believe by eliminating variety and eliminating operating issues, retention will strengthen and our revenues will strengthen.

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James Kissane - Bear, Stearns & Co., Inc. - Analyst

Okay. Thank you.

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Kathryn Marinello - Ceridian Corporation - President, CEO

Thank you.

FINAL TRANSCRIPT

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

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Operator

Your next question comes from Pat Burton.

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Pat Burton - Citigroup - Analyst

Hi. Two-part question. The first part is on the $100 million to $150 million in cost savings that you identified, that a net number to earnings that will be incurred over the next two to three years or will some of that be reinvested back in the business?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Yes. Again, in order to get the margin growth that we need to get, we need to take that level of expenses out of the numbers. So, what we do hope is as we improve retention, customer sat and signing over the next three to five years, we will see a reduction in expenses to that level along with top-line revenue growth, and that's how our margins will expand. So, of the magnitude of the process I do believe will be that large and will drop to the bottom line.

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Pat Burton - Citigroup - Analyst

Okay. Thank you. And the follow up is just conceptually thinking about capital structure from your GE backgrounds. The company has $285 million of net cash and no debt, again this might be a little tricky with the review going on, but conceptually what do you think the proper leverage level for the business you're operating in terms of generating returns to your shareholders and you can take a three-to-five-year time line on that.

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Yes, hi, it's Greg McFarland, again. You're right, we have a lot of cash sitting on the balance sheet right now, which is great, and we have a de minimis amount of debt sitting there. The answer is that we're going to be looking -- are looking harder at our capital structure and when we make a decision what that's going to be, we'll make sure to communicate that to you. I don't know what the number is right now, but I'd probably say it's higher than where we're at.

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Pat Burton - Citigroup - Analyst

Thank you.

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

Thanks.

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Operator

The next question is from Elizabeth Grausam.

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Elizabeth Grausam - Goldman Sachs - Analyst

Thank you. I'd like to talk about order growth in the U.S., given that that is the most material contribution to top line growth in HRS. What specifically, Kathy, are you doing within the sales force, if you can walk us through, to address the order growth issue, and is some of the slippage you saw in this quarter -- do you think it's going to get booked in the second quarter, and do you expect others to get flipped out of the second quarter, and how are you addressing that on a very near-term basis?

FINAL TRANSCRIPT

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

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Kathryn Marinello - Ceridian Corporation - President, CEO

From a sales order perspective, I agree with you. We -- we have had disappointing results. However, we have done a lot of work in this area, and we are starting to see the benefits. So basically we turned out over 50% of our sales force. We replaced them with the right people, and what we've seen over the past three months as an ever-improving productivity of the overall sales force, as well as 50% of the sales force now coming up to speed and working their pipeline. At the same time, we know we have to hire more good, right people. We know we need more people in the marketplace to be at more competitive sales levels. To that end, every month we have a large training grouping in, and we're hiring more salespeople to get up to the level we need to be at. The great news is is that the overall productivity is improving. We do expect to see it to continue to improve. We have an offsetting positive, as well from a retention level perspective. So we believe for the year, our orders will steadily improve as we see our retention rates improve and hold and stay consistent, as well as we see the productivity of the new and larger sales force come into play. Basically, people are out on the street more, making the sales calls and causing more deals at an ever increasing rate.

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Elizabeth Grausam - Goldman Sachs - Analyst

And as you see in your main competitor, ADP, posting double digits sales growing, is that an internal goal for the company to reach within HRS?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Absolutely. We have every -- every intention to be competitive and to drive to those levels of growth. We have that up in Canada. We have it at a very strong high level and there's no reason why we can't have it in the U.S.

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Elizabeth Grausam - Goldman Sachs - Analyst

And just quickly on that -- the SmartCard loss that you had within the Comdata division, can you give us any more color on what drove that customer loss?

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

It was a subcontract relationship and the overall contractor lost the deal, so we were a passive participant in that deal.

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Elizabeth Grausam - Goldman Sachs - Analyst

And how large of a contribution was that revenue?

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

I don't know off hand, I'll have to get back to you. I'm sorry.

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Elizabeth Grausam - Goldman Sachs - Analyst

Okay, great, thank you.

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Operator

Your next question comes from Greg Smith.

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Greg Smith - Merrill Lynch - Analyst

FINAL TRANSCRIPT

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

Yes. Hi. In order for you guys to achieve the cost saving plans that you're targeting, will you have to take additional restructuring charges or other things that will probably call out as one time?

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Kathryn Marinello - Ceridian Corporation - President, CEO

As we work through each and all of these issues and opportunities, if we're required to take a restructuring charge, we'll take it. We'll do the the right thing.

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Greg Smith - Merrill Lynch - Analyst

Okay. But you don't have any estimate what it'll cost in cash to achieve these -- these margins in the future?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Not at this point and we do not have a plan yet. I think that one of the great things about this business is generally speaking it does not require large capital investments, and I don't see a huge significant change in that situation.

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Greg Smith - Merrill Lynch - Analyst

Okay. And then --

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Kathryn Marinello - Ceridian Corporation - President, CEO

We will take restructuring charges if that's what we have to do to execute on these initiatives.

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Greg Smith - Merrill Lynch - Analyst

Okay. But the -- and then the '07 guidance doesn't contemplate any additional one-time charges. Is that correct? With the exception of maybe related to the strategic alternatives. I just want to be clear on what's actually in your guidance for this year as far as charge.

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Kathryn Marinello - Ceridian Corporation - President, CEO

That is correct. That is correct.

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Greg Smith - Merrill Lynch - Analyst

Okay. Okay. Great, thank you.

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Kathryn Marinello - Ceridian Corporation - President, CEO

Thank you.

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Operator

Your next question comes from Charlie Murphy.

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Charlie Murphy - Morgan Stanley - Analyst

FINAL TRANSCRIPT

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

Thanks. Kathy, could you update on your thinking in $8 million to $9 million in potential Comdata investments you talked about on the call. Can we expect those this year?

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Kathryn Marinello - Ceridian Corporation - President, CEO

I do believe that they're making some smart capital investments, and I would expect that they'll make their numbers and make those investments.

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Charlie Murphy - Morgan Stanley - Analyst

Okay. So is it fair to say those investments are in the guidance now, those $8 million to $10 million.

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Kathryn Marinello - Ceridian Corporation - President, CEO

Yes, they are.

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Charlie Murphy - Morgan Stanley - Analyst

Okay. Great, and in then in the amended 10K that came out last night, most senior executives' cash bonuses base 25% on net income, cash flow from operations, revenue and talent development. Do you expect that to be a similar criteria for this year?

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Kathryn Marinello - Ceridian Corporation - President, CEO

Well, what we had put out there -- so, for example, for myself and the management team, it is earnings, it is very specific to the payroll turnaround. So it's a little bit more specific than that. We know what we have to do here, and we're focusing our compensation on that.

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Charlie Murphy - Morgan Stanley - Analyst

Okay, thanks.

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Operator

(OPERATOR INSTRUCTIONS)

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Greg Macfarlane - Ceridian Corporation - EVP, CFO

While we're waiting for the next question, just as a follow up, there was a question from before. The answer is $4 million that was related to the lost contract at Comdata. That was just a follow up for everyone on an annualized basis.

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Craig Manson - Ceridian Corporation - VP of IR

Okay, thanks for your participation today. It looks like there's no more questions. So with that, we thank you for participating, and we'll look forward to another great quarter in a couple months. Thanks.

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Kathryn Marinello - Ceridian Corporation - President, CEO

Thank you.

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Operator

FINAL TRANSCRIPT

May. 01. 2007 / 10:00AM ET, CEN - Q1 2007 Ceridian Earnings Conference Call

Thank you,. This concludes today's conference call. You may now disconnect.

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